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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                       Date of Report: December 13, 2000
               (Date of earliest event reported: December 8, 2000)

                         Commission File Number: 1-10694

                               VISX, INCORPORATED
             (Exact name of Registrant as specified in its charter)



              Delaware                                          06-1161793
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(State of incorporation or organization)                 (IRS Employer I.D. No.)


           3400 Central Expressway, Santa Clara, California 95051-0703
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                    (Address of principal executive offices)

                                 (408) 733-2020
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              (Registrant's telephone number, including area code)


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Item 5. Other Events

         The information that is set forth in the Registrant's Press Release dated December 8, 2000 (which is attached hereto) is hereby incorporated by reference in this report on Form 8-K.

         Registrant amended and restated its Bylaws on December 16, 1998 for the purpose of increasing the size of its board and on February 26, 1999 for the purpose of including the position of Chief Executive Officer. Attached hereto as an exhibit and hereby incorporated by reference in this report on Form 8-K is the Registrant's Amended and Restated Bylaws, as revised through February 26, 1999.

Item 7. Financial Statements and Exhibits

         (c) Exhibits.

             99.1   Text of Press Release dated December 8, 2000.

             99.2 Registrant's Amended and Restated Bylaws, as revised through February 26, 1999.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                    VISX, INCORPORATED


                                    By: /s/ TIMOTHY R. MAIER
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                                       Timothy R. Maier,
                                       Executive Vice President and
                                       Chief Financial Officer


Date:  December 13, 2000